UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 25, 2007
Commerce Energy Group, Inc.
(Exact name of registrant as specified in its charter)
Delaware

(State or other jurisdiction of incorporation)

001-32239	20-0501090

(Commission File Number)	(IRS Employer Identification No.)

600 Anton Blvd., Suite 2000 Costa Mesa, California	92626

(Address of principal executive offices)	(Zip Code)
(714) 259-2500

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3
EXHIBIT 99.4
EXHIBIT 99.5
EXHIBIT 99.6

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Commerce Energy Group, Inc. Bonus Program
     On January 25, 2007, upon the recommendation of the Compensation Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of Commerce Energy Group, Inc. (the “Company”), the Board adopted the Commerce Energy Group, Inc. Bonus Program (the “Plan”), effective January 25, 2007.
     Background. The Company established the Plan to provide employees with an increased awareness and ongoing interest in the direction of the Company. The Plan is a broad-based plan designed to ensure that the executives, management and staff employees of the Company are appropriately awarded for both corporate and individual performance. In developing this bonus program, consideration was given to the existing salary levels and total compensation of the executives and other employees. The structure of this cash bonus program was determined to be an efficient employee incentive and appropriate to preserve shareholder interests.
     Eligibility. An employee of the Company must complete at least three months of service and must be an active employee in good standing on the payment date to be eligible to participate in the Plan. Employees who participate in one or more of the Company’s commission incentive programs are also eligible for a bonus under this Plan, although reduced (but not below zero) by any amounts received under any of the Company’s commission incentive programs for the same fiscal year. Part-time Employees and Contractors, each as defined in the Plan, are not eligible to participate in the Plan.
     Determination of Bonus. Bonus payments to each eligible employee under the Plan are based on meeting and/or exceeding Company financial targets and successfully achieving other business goals at the employee’s level within the Company. For purposes of this Plan, eligible employees are grouped within three levels — executive officers (which includes our Chief Executive Officer, Steven S. Boss, our Chief Financial Officer, Lawrence Clayton, Jr., our Senior Vice President, Sales and Marketing, Thomas L. Ulry, and our Vice President, Chief Risk Officer, Nick Cioll), management and staff. Each employee has business goals and a bonus payout commensurate with her or his level in the Company. For the executive officers as a group, the business goals are: financial, investor, customer, peer and leadership oriented. The individual executive officer business goals include, without limitation, increase financial performance, management of enterprise risk, enhance the customer base, increase investor awareness and development of business acumen among the first line of management.
     Bonus Payments. Generally, the potential bonus for the fiscal year ending July 31 2007, expressed as a percentage of base salary in effect on April 30, 2007, ranges between 20-70% for the chief executive officer; 12-40% for executive officers (other than the chief executive officer); 8-20% for management; and 5-10% for staff. Payout of the bonus, if earned, will be as soon as practicable upon the completion of the audit for the fiscal year to which the bonus relates and finalization of individual reviews. In addition, the Compensation Committee, in its discretion, may establish a bonus pool to be allocated to non-executive eligible employees if the Company achieves net income from operations, including interest income and expense, but falls short of its financial target. In the event the Company excessively surpasses its financial target, the Compensation Committee may establish a bonus pool to be allocated to employees in the discretion of the Compensation Committee, including the chief executive officer and the other executive officers.
     The foregoing summary of the Plan is not complete and is qualified in its entirety by reference to the Plan, which is attached hereto as Exhibit 99.1 and is hereby incorporated herein by reference.
Amendment to the Employment Agreement and the Restricted Stock Agreement for Steven S. Boss
     On January 25, 2007, the Compensation Committee approved (i) Amendment No. 1 to Employment Agreement by and between the Company and Steven S. Boss dated January 25, 2007 (“Amendment No. 1 to the Boss Employment Agreement”); and (ii) Amendment No. 1 to Restricted Stock Agreement by and between the Company and Steven S. Boss dated January 25, 2007 (“Amendment No. 1 to the Boss Restricted Stock Agreement”), amending the vesting schedule of the grant of a restricted stock award of 200,000 shares of common stock of the Company, par value $0.001 per share (the “Boss Restricted Shares”) previously made on August 1, 2005 pursuant to the terms of the Employment Agreement dated August 1, 2005 (the “Boss Employment Agreement”) and the Restricted Stock Agreement dated August 1, 2005 (the “Boss Restricted Stock Agreement”), both agreements by and between the Company and Steven S. Boss, our Chief Executive Officer. Pursuant to the terms of the Boss Employment Agreement and the Boss Restricted Stock Agreement, 50,000 of the Boss Restricted Shares vested (the Company’s right to repurchase terminated) on August 1, 2006; and 50,000 of the Boss Restricted Shares were subject to vesting (termination of the Company’s right to repurchase) based on the achievement of performance targets for each of the fiscal year ended July 31, 2006 (“fiscal 2006”), the fiscal year ending July 31, 2007 (“fiscal 2007”) and the fiscal year ending July 31, 2008 (“fiscal 2008”), established by the Compensation Committee for such purpose within ninety (90) days of the beginning of each respective fiscal year.
     Under Amendment No. 1 to the Boss Employment Agreement and Amendment No. 1 to the Boss Restricted Stock Agreement, the terms of vesting for 150,000 of the Boss Restricted Shares which had not yet vested were amended as follows: 75,000 of the Boss Restricted Shares shall vest (the Company’s right to repurchase shall terminate) upon the date on which the Company files its annual report on Form 10-K with the U.S. Securities and Exchange Commission (the “SEC”) indicating in the audited financial statements contained therein that the Company achieved net income (defined in accordance with generally accepted accounting principles) for fiscal 2007 and 75,000 of the Boss Restricted Shares shall vest (the Company’s right to repurchase shall terminate) upon the date on which the Company files its annual report on Form 10-K with the SEC indicating in the audited financial statements set forth therein that the Company achieved the performance target(s) established by the Compensation Committee for fiscal 2008 within ninety (90) days after the beginning of fiscal 2008.

     The foregoing summaries of Amendment No. 1 to the Boss Employment Agreement and Amendment No. 1 to the Boss Restricted Stock Agreement are not complete and are qualified in their entirety by reference to each respective Agreement. A copy of Amendment No. 1 to the Boss Employment Agreement is attached hereto as Exhibit 99.2 and is hereby incorporated herein by reference and a copy of Amendment No. 1 to the Boss Restricted Stock Agreement is attached hereto as Exhibit 99.3 and is hereby incorporated herein by reference.
Amendment to the Employment Agreement and the Restricted Stock Agreement for Lawrence Clayton, Jr.
     On January 25, 2007, the Compensation Committee approved (i) Amendment No. 2 to Employment Agreement by and between the Company and Lawrence Clayton, Jr. dated January 25, 2007 (“Amendment No. 2 to the Clayton Employment Agreement”); and (ii) Amendment No. 1 to Restricted Stock Agreement by and between the Company and Lawrence Clayton, Jr. dated January 25, 2007 (“Amendment No. 1 to the Clayton Restricted Stock Agreement”), amending the vesting schedule of the grant of 45,000 shares of a restricted stock award of common stock of the Company, par value $0.001 per share (the “Clayton Restricted Shares”) previously made on December 1, 2005 pursuant to the terms of the Employment Agreement dated December 1, 2005 (the “Clayton Employment Agreement”) and the Restricted Stock Agreement dated December 1, 2005 (the “Clayton Restricted Stock Agreement”), both agreements by and between the Company and Lawrence Clayton, Jr., our Senior Vice President, Chief Financial Officer and Secretary. Pursuant to the terms of the Clayton Employment Agreement and the Clayton Restricted Stock Agreement, 15,000 of the Clayton Restricted Shares vested (the Company’s right to repurchase terminated) on December 1, 2006; and 15,000 of the Clayton Restricted Shares were subject to vesting (termination of the Company’s right to repurchase) based on the achievement of performance targets for each of fiscal 2007 and fiscal 2008, established by the Compensation Committee for such purpose within ninety (90) days of the beginning of each respective fiscal year.
     Under Amendment No. 2 to the Clayton Employment Agreement and Amendment No. 1 to the Clayton Restricted Stock Agreement, the terms of vesting (termination of the Company’s right to repurchase) for 30,000 of the Clayton Restricted Shares which had not yet vested were amended as follows: 15,000 of the Clayton Restricted Shares shall vest (the Company’s right to repurchase shall terminate) upon the date on which the Company files its annual report on Form 10-K with the SEC indicating in the audited financial statements contained therein that the Company achieved net income (defined in accordance with generally accepted accounting principles) for fiscal 2007 and 15,000 of the Clayton Restricted Shares shall vest (the Company’s right to repurchase shall terminate) upon the date on which the Company files its annual report on Form 10-K with the SEC indicating in the audited financial statements contained therein that the Company achieved the performance target(s) established by the Compensation Committee for fiscal 2008 within ninety (90) days after the beginning of fiscal 2008.
     The foregoing summaries of Amendment No. 2 to the Clayton Employment Agreement and Amendment No. 1 to the Clayton Restricted Stock Agreement are not complete and are qualified in their entirety by reference to each respective Agreement. A copy of Amendment No. 2 to the Clayton Employment Agreement is attached hereto as Exhibit 99.4 and is hereby incorporated herein by reference and a copy of Amendment No. 1 to the Clayton Restricted

Stock Agreement is attached hereto as Exhibit 99.5 and is hereby incorporated herein by reference.
Item 8.01. Other Events.
Amended and Restated Non-Employee Director Compensation Policy
     On January 25, 2007, the Board revised its Amended and Restated Non-Employee Director Compensation Policy, most recently amended on May 12, 2006 (the “Policy”). The Policy may be changed from time to time by the Board.
     The Board made the following changes to the Policy:
•	changed the initial equity award given to each non-employee director following such director’s initial appointment or election to the Board from (a) an issuance of 10,000 shares of restricted common stock of the Company, vesting in full on the first day of the month in which the one year anniversary of the date of issuance occurs, and a grant of an option to purchase 20,000 shares of the Company’s common stock, vesting quarterly at a rate of one quarter (1/4) of the amount of the grant on each three-month anniversary of the date of grant; to (b) an issuance of 20,000 shares of restricted common stock of the Company, vesting in full on the first day of the month in which the one year anniversary of the date of issuance occurs; and

•	changed the annual equity award given to each non-employee director following such director’s re-election or continuation in office as an incumbent director from (a) an issuance of 10,000 shares of restricted common stock of the Company, vesting in full on January 1 of the next succeeding calendar year after the date of issuance, and a grant of an option to purchase 20,000 shares of the Company’s common stock, vesting quarterly at a rate of one quarter (1/4) of the amount of the grant on each three-month anniversary of the date of grant; to (b) an issuance of 20,000 shares of restricted common stock of the Company vesting in full on January 1 of the next succeeding calendar year after the date of issuance.
     No changes to the cash compensation provisions of the Policy were made. The Board however, clarified its current practice regarding payment of cash compensation when there are multiple committee meetings on the same day. In that event, a non-employee director is paid only for a single committee meeting; if applicable, the meeting that such member is the committee chair. The Board also more clearly specified the timing of the equity awards; namely, on the date of the initial appointment or election to the Board and on the date of each annual meeting of stockholders at which directors are elected, as applicable.
     The following summary of the Amended and Restated Non-Employee Director Compensation Policy, effective January 25, 2007 (the “Amended and Restated Policy”) is qualified in its entirety by reference to the full text of the Amended and Restated Policy, which is attached hereto as Exhibit 99.6 and is hereby incorporated herein by reference.
     Cash Compensation. Each non-employee director is paid a quarterly retainer of $8,000, a fee of $1,000 for each Board meeting which the Board member attends in person and a fee of $750 for each Board Meeting which the Board member attends telephonically. The non-

executive Chairman of the Board will also receive a supplemental quarterly retainer of $4,000. Directors who served on Board committees (other than the chairman of such committee) are paid $750 for each committee meeting the board member attends in person and a fee of $500 for each Committee meeting which the Board member attends telephonically. Committee chairpersons are paid $1,000 for each committee meeting the chairperson attends, whether in person or telephonically. On the days on which there is more than one committee meeting that a Board member attends, the Board member shall be paid for only one meeting; if applicable, the meeting that such member is the committee chair. In addition, each non-employee director is entitled to receive reimbursement for reasonable travel expenses in accordance with the Company’s travel expense policy with respect to each Board or Board committee meeting that such non-employee director attends in person if the director resides 25 miles or more from the site of the meeting.
     Equity-Based Awards. On the date of the initial appointment or election of each non-employee director to the Board, he or she will be issued 20,000 shares of restricted common stock of the Company, par value $0.001 per share, pursuant to the Commerce Energy Group, Inc. 2006 Stock Incentive Plan (the “Plan”) or any successor plan, and such shares will vest in full on the first day of the month in which the one-year anniversary of the date of issuance occurs with any unvested shares being forfeited to the Company if the Board member’s Board service is terminated.
     In addition, on the date of each annual meeting of stockholders at which directors are elected, each non-employee director who is either re-elected as a non-employee director or who continues in office as an incumbent non-employee director, will be issued 20,000 shares of restricted Common Stock pursuant to the Plan or any successor plan, and such shares will vest in full on January 1 of the next succeeding calendar year after the date of issuance with any unvested shares being forfeited to the Company if the Board member’s Board service is terminated.
Annual Grant of Restricted Stock to Non-Employee Directors
     On January 25, 2007, the Board, acting pursuant to its Amended and Restated Policy, issued 20,000 shares of restricted Common Stock under the Plan to each of Charles E. Bayless, Gary J. Hessenauer, Mark S. Juergensen, Dennis R. Leibel and Robert C. Perkins, each a non-employee director of the Company, which will vest in full on January 1, 2008, with any unvested shares being forfeited to the Company if the Board member’s Board service is terminated. The form of Restricted Share Award Agreement (for Non-Employee Directors) which was used to issue the shares of restricted stock to each of the non-employee directors referenced above has been previously filed with the SEC.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Commerce Energy Group, Inc. Bonus Program, effective January 25, 2007.

99.2	Amendment No. 1 to Employment Agreement dated January 25, 2007, by and between Commerce Energy Group, Inc. and Steven S. Boss.

99.3	Amendment No. 1 to Restricted Stock Agreement dated January 25, 2007, by and between Commerce Energy Group, Inc. and Steven S. Boss.

99.4	Amendment No. 2 to Employment Agreement dated January 25, 2007, by and between Commerce Energy Group, Inc. and Lawrence Clayton, Jr.

99.5	Amendment No. 1 to Restricted Stock Agreement dated January 25, 2007, by and between Commerce Energy Group, Inc. and Lawrence Clayton, Jr.

99.6	Amended and Restated Non-Employee Director Compensation Policy, Effective January 25, 2007.

99.7	Form of Restricted Share Award Agreement (for Non-Employee Directors) pursuant to the Commerce Energy Group, Inc. 2006 Stock Incentive Plan, previously filed with the SEC on April 20, 2006 as Exhibit 4.13 to Commerce Energy Group, Inc.’s Registration Statement Form S-8 (File No. 333-133442) filed with the SEC on April 20, 2006 and incorporated herein by reference.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, Commerce Energy Group, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COMMERCE ENERGY GROUP, INC., a Delaware corporation
Date: January 31, 2007	By:	/S/ STEVEN S. BOSS
Steven S. Boss
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Commerce Energy Group, Inc. Bonus Program, effective January 25, 2007.

99.2	Amendment No. 1 to Employment Agreement dated, January 25, 2007, by and between Commerce Energy Group, Inc. and Steven S. Boss.

99.3	Amendment No. 1 to Restricted Stock Agreement, dated January 25, 2007, by and between Commerce Energy Group, Inc. and Steven S. Boss.

99.4	Amendment No. 2 to Employment Agreement, dated January 25, 2007, by and between Commerce Energy Group, Inc. and Lawrence Clayton, Jr.

99.5	Amendment No. 1 to Restricted Stock Agreement, dated January 25, 2007, by and between Commerce Energy Group, Inc. and Lawrence Clayton, Jr.

99.6	Amended and Restated Non-Employee Director Compensation Policy, Effective January 25, 2007.

99.7	Form of Restricted Share Award Agreement (for Non-Employee Directors) pursuant to the Commerce Energy Group, Inc. 2006 Stock Incentive Plan, previously filed with the SEC on April 20, 2006 as Exhibit 4.13 to Commerce Energy Group, Inc.’s Registration Statement Form S-8 (File No. 333-133442) filed with the SEC on April 20, 2006 and incorporated herein by reference.